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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                      Pioneer Fundamental Growth Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2009 through March 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                        Pioneer Fundamental
                        Growth Fund
--------------------------------------------------------------------------------
                        Annual Report | March 31, 2010
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A   PIGFX
                        Class B   FUNBX
                        Class C   FUNCX
                        Class Y   FUNYX

                        [LOGO]PIONEER
                              Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         22
Notes to Financial Statements                                30
Report of Independent Registered Public Accounting Firm      39
Approval of Investment Advisory Agreement                    40
Trustees, Officers and Service Providers                     44


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     3

Portfolio Management Discussion | 3/31/10

Equity prices rose sharply over virtually the entire 12-month period ended March 31, 2010, as the domestic and global economies started to strengthen and corporate profits began improving. In the following interview, Andrew Acheson and Timothy Mulrenan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Mulrenan is responsible for day-to-day portfolio management of the Fund and is supported by Mr. Acheson and Pioneer's domestic equity team.

Q  How did the Fund perform during the 12 months ended March 31, 2010?

A Pioneer Fundamental Growth Fund Class A shares returned 40.50% at net asset value over the 12 months ended March 31, 2010, compared with a return of 49.75% for the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index). Over the same period, the average return of the 834 funds in Lipper's Large Cap Growth category was 46.16%. While the Fund's returns were solid in absolute terms, they nevertheless trailed the benchmark Russell Index and the Fund's Lipper peers during the period, which was disappointing.

Q What were the principal factors influencing the Fund's performance during the 12 months ended March 31, 2010?

A Stock prices hit bottom in early March 2009, shortly before the start of the Fund's annual reporting period, and then began their steep ascent in a vigorous rally that continued through the end of the Fund's fiscal year on March 31, 2010. The rally picked up steam as the distressed credit markets began to show improvement and reports on the overall economy grew increasingly optimistic, even as areas such as employment continued to lag.

   While the Fund participated in the market's rebound over the last year, it lagged the benchmark Russell Index and its Lipper peer group average, principally because it maintained its focus on more established, stable growth companies with durable franchises, high returns on invested capital and strong balance sheets, with relatively less debt. Emphasis on those types of companies had led to the Fund's outperformance of the market during the severe declines of 2008 and early 2009, but stocks of companies that are more financially leveraged and which represent more cyclical areas of the economy led the rally over the past 12 months.

   The accommodative monetary policies of the Federal Reserve Board (the Fed) over the past year, in particular, lifted the prospects of highly leveraged -- or indebted -- companies. Many such companies were able to refinance


4     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10
   their debts and reduce their overall risks. As stated earlier, these highly leveraged companies with weaker balance sheets were among the market's better performers during the 12 months ended March 31, 2010, as were stocks of more cyclical companies, whose earnings tend to reflect changes in the business cycle, as well as corporations that had aggressively reduced their cost structures and were positioned to see rapid earnings improvement, even if revenues did not increase significantly.

Q What individual stock selections had the greatest positive influence on the Fund's benchmark-relative performance during the 12 months ended March 31, 2010?

A The leading individual contributor to Fund performance was Apple, which has established itself as the leading product innovator in the Information Technology sector. The company enjoyed robust sales and strong earnings growth as its iPhone continued to outperform in the fast-growing smart phone market. Near the end of the period, the company introduced its iPad product, a new multimedia device with many attributes seen in laptop computers.

   Two industrial holdings, United Technologies and 3M, delivered particularly strong results for the Fund over the 12-month period. The companies have broadly diversified manufacturing businesses that were early beneficiaries of the recovery of the global economy, especially in China. Both firms had streamlined their cost structures during the economic downturn and thus were well positioned to show significant earnings improvements when demand increased. Media company Viacom was another healthy contributor to the Fund's performance over the period. The owner of a diversified group of cable television networks such as Nickelodeon, Comedy Central and MTV, Viacom was able to show early earnings improvement, as the outlook for advertising spending grew more optimistic. In the Financials sector, IntercontinentalExchange, which operates commodity and financial product exchanges throughout the world, realized solid earnings growth, as confidence in the capital markets improved and trading volumes increased.

   The Fund also benefited by not investing in several larger corporations that underperformed over the 12 months ended March 31, 2010, including retailer Wal-Mart, technology company IBM, and, in Health Care, Abbott Laboratories and Johnson & Johnson.

Q What were some of the individual stock selections that held back the Fund's benchmark-relative performance during the 12 months ended March 31, 2010?

A The most significant single detractor from the Fund's performance was Gilead Sciences. The biotechnology corporation has a very strong franchise in HIV-fighting products, but it lagged during a period in which companies


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     5
   in the Health Care sector, in general, underperformed. The defensive nature of the sector did not help during a 12-month period in which more aggressive, cyclical stocks tended to lead the market's advance. Moreover, stocks in the sector generally were hurt by concerns over the uncertainties created by the health care legislation passed in Washington towards the end of the period. Gilead also was hurt by worries about expected patent expirations. However, we continue to have confidence in the company, which has continued to generate good financial results, and we believe it has the ability to manage its patent issues.

   Three holdings in the Materials sector also hurt the Fund's relative performance over the 12-month period. Praxair, which provides industrial gases to a variety of industries, lagged when the market came to prefer corporations more directly exposed to commodities. Meanwhile, shares of Newmont Mining underperformed because investors preferred base materials miners over precious metals companies, like Newmont. At the same time, the Fund's investment in Monsanto also produced disappointing results, as the company faced pressure from low-cost, competitive products in the agricultural chemical and seed markets.

   Elsewhere, CVS/Caremark disappointed due to problems with the integration of its retail pharmacy chain and its pharmacy benefits management (PBM) business. In particular, the CVS/Caremark PBM business ran into difficulties implementing a new marketing strategy that attempted to highlight the benefits of the corporate merger between CVS and Caremark. Meanwhile, the Fund's investment in ExxonMobil also produced lagging results. While the giant oil company had performed well during 2008, over the past year it lagged the more aggressive oil field services and exploration & production groups when oil prices rose dramatically.

Q What notable changes did you make to the Fund's portfolio during the 12 months ended March 31, 2010?

A While we maintained the Fund's emphasis on stable, growth-oriented companies, we did make some changes. We increased the Fund's positions in Health Care, where we saw many companies that we believed were selling at depressed stock valuations relative to the overall market. We believe the fundamentals of select companies in Health Care have remained strong, but they have been avoided by the market during the past year, both because of the national debate over industry reform and because of their reputations as defensive stocks. Stocks within Health Care added to the Fund's portfolio during the period included: Covidien, a leader in surgical instruments; DaVita, which operates dialysis clinics for kidney patients;
   and Allergan, a specialty pharmaceutical company focusing on cosmetic medicine products. We also added investments in Consumer Staples, establishing Fund positions in companies such as Colgate-Palmolive, Anheuser Busch InBev and


6     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

   Phillip Morris International, all of which have good exposure to fast-growing emerging markets.


   At the same time, we eliminated Fund investments in several companies whose stocks appeared to reach levels close to fair value. Among those positions eliminated from the Fund's portfolio during the 12-month period were technology company Texas Instruments; pharmaceutical corporation Bristol-Myers Squibb; and Berkshire Hathaway from the Financials sector.

Q  What is your investment outlook?

A We believe the economy should continue to strengthen throughout 2010, driven by the effects of corporate inventory rebuilding, government stimulus programs, improving export activity and increasing corporate capital investment. We also anticipate that the economic recovery will be somewhat muted compared to past rebounds. We think this more moderate recovery will be partly the result of the clear trend in many households to de-lever -- or reduce their debts -- rather than increase their consumption. In the near term, we believe that stock market benchmarks could continue to move higher, based on evidence of an improving economy and increasing corporate profitability. However, the continuing market advance may not produce gains matching those seen over the past 12 months, mainly because of doubts about the sustainability of the economic recovery and the direction of the Fed's monetary policies.

   While we expect a moderating of the gains that can be achieved from equity investments, we also expect a broadening of stock market performance. Specifically, we believe high-quality growth companies with strong financial balance sheets and attractive stock prices may be well positioned to improve their relative performance after lagging during the past 12 months.

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     7

Portfolio Summary | 3/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                               89.7%
Temporary Cash Investments                        6.9%
Depositary Receipts for International Stocks      3.4%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                           34.2%
Health Care                                      21.4%
Consumer Staples                                 14.1%
Industrials                                      10.0%
Materials                                         7.0%
Energy                                            5.4%
Consumer Discretionary                            4.8%
Financials                                        3.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.   Apple, Inc.                                    4.87%
    2.   Microsoft Corp.                                4.60
    3.   Cisco Systems, Inc.                            4.24
    4.   Thermo Fisher Scientific, Inc.                 4.08
    5.   Google, Inc.                                   4.04
    6.   CVS/Caremark Corp.                             3.95
    7.   MasterCard, Inc.                               3.93
    8.   Praxair, Inc.                                  3.46
    9.   Baxter International, Inc.                     3.37
   10.   United Technologies Corp.                      3.32

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Prices and Distributions | 3/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     3/31/10                     3/31/09
--------------------------------------------------------------------------------
           A                       $10.96                       $8.25
--------------------------------------------------------------------------------
           B                       $10.53                       $8.01
--------------------------------------------------------------------------------
           C                       $10.56                       $8.02
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Class                     3/31/10                      4/8/09
--------------------------------------------------------------------------------
           Y                       $10.99                       $8.40
--------------------------------------------------------------------------------

Distributions per Share: 4/1/09-3/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net
                     Investment         Short-Term           Long-Term
         Class         Income         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A          $0.0171           $0.0229               $0.5572
--------------------------------------------------------------------------------
           B          $ --              $0.0229               $0.5572
--------------------------------------------------------------------------------
           C          $ --              $0.0229               $0.5572
--------------------------------------------------------------------------------
           Y          $0.0271           $0.0229               $0.5572
--------------------------------------------------------------------------------



                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     9

Performance Update | 3/31/10                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of March 31, 2010)
------------------------------------------------------
                       Net Asset       Public Offering
 Period                Value (NAV)     Price (POP)
------------------------------------------------------
Life-of-Class
(8/22/02)                5.92%              5.10%
5 Years                  4.24               3.01
1 Year                  40.50              32.47
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2009)
------------------------------------------------------
                          Gross             Net
------------------------------------------------------
                          3.94%            1.25%
------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer            Russell
                    Fundamental           1000
                      Growth             Growth
                       Fund               Index
8/02                  $ 9,425            $10,000
3/03                  $ 8,866            $ 9,501
3/04                  $11,765            $12,559
3/05                  $12,412            $12,705
3/06                  $13,790            $14,374
3/07                  $14,536            $15,389
3/08                  $14,883            $15,274
3/09                  $10,873            $10,037
3/10                  $15,276            $15,031

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2011 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Performance Update | 3/31/10                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of March 31, 2010)
------------------------------------------------------
                         If             If
Period                   Held           Redeemed
------------------------------------------------------
Life-of-Class
(12/15/05)               1.97%           1.75%
1 Year                  39.09           35.09
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2009)
------------------------------------------------------
                         Gross            Net
------------------------------------------------------
                         4.85%           2.15%
------------------------------------------------------


[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer            Russell
                    Fundamental           1000
                      Growth             Growth
                       Fund               Index
12/05                 $10,000            $10,000
3/06                  $10,379            $10,309
3/07                  $10,846            $11,037
3/08                  $11,010            $10,954
3/09                   $7,972             $7,199
3/10                  $10,988            $10,780


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2011 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     11

Performance Update | 3/31/10                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of March 31, 2010)
------------------------------------------------------
                         If             If
Period                   Held           Redeemed
------------------------------------------------------
Life-of-Class
(12/15/05)               2.03%           2.03%
1 Year                  39.29           39.29
------------------------------------------------------


Expense Ratio
(Per prospectus dated August 1, 2009)
------------------------------------------------------
                         Gross           Net
------------------------------------------------------
                         4.95%          2.15%
------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                      Pioneer            Russell
                    Fundamental           1000
                      Growth             Growth
                       Fund               Index
12/05                 $10,000            $10,000
3/06                  $10,369            $10,309
3/07                  $10,836            $11,037
3/08                  $11,000            $10,954
3/09                   $7,974             $7,199
3/10                  $11,108            $10,780

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2011 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Performance Update | 3/31/10                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of March 31, 2010)
------------------------------------------------------
                         If             If
Period                   Held           Redeemed
------------------------------------------------------
Life-of-Class
(8/22/02)                5.62%           5.62%
5 Years                  3.79            3.79
1 Year                  40.96           40.96
------------------------------------------------------


Expense Ratio
(Per prospectus dated August 1, 2009)
------------------------------------------------------
                         Gross          Net
------------------------------------------------------
                         1.15%          0.90%
------------------------------------------------------


[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                      Pioneer            Russell
                    Fundamental           1000
                      Growth             Growth
                       Fund               Index
8/02                  $10,000            $10,000
3/03                  $ 9,404            $ 9,501
3/04                  $12,479            $12,559
3/05                  $13,165            $12,705
3/06                  $14,627            $14,374
3/07                  $15,418            $15,389
3/08                  $15,590            $15,274
3/09                  $11,247            $10,037
3/10                  $15,854            $15,031


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2011 for Class Y Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2009 through March 31, 2010.


----------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
----------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 10/1/09
----------------------------------------------------------------------------------------
 Ending Account              $1,119.97       $1,114.45       $1,114.86       $1,088.29
 Value (after expenses)
 on 3/31/10
----------------------------------------------------------------------------------------
 Expenses Paid               $    6.61       $   11.33       $   11.34       $    4.63
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 0.89% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).


14     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2009 through March 31, 2010.


----------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
----------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 10/1/09
----------------------------------------------------------------------------------------
 Ending Account              $1,018.70       $1,014.21       $1,014.21       $1,020.49
 Value (after expenses)
 on 3/31/10
----------------------------------------------------------------------------------------
 Expenses Paid               $    6.29       $   10.80       $   10.80       $    4.48
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 0.89% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     15

Schedule of Investments | 3/31/10


-------------------------------------------------------------------------------
 Shares                                                            Value
-------------------------------------------------------------------------------
            COMMON STOCKS -- 98.8%
            ENERGY -- 5.3%
            Integrated Oil & Gas -- 3.2%
 46,800     Chevron Corp.                                          $  3,548,844
125,550     Exxon Mobil Corp.                                         8,409,339
                                                                   ------------
                                                                   $ 11,958,183
-------------------------------------------------------------------------------
            Oil & Gas Equipment Services -- 2.1%
189,000     National-Oilwell Varco, Inc.                           $  7,669,620
                                                                   ------------
            Total Energy                                           $ 19,627,803
-------------------------------------------------------------------------------
            MATERIALS -- 6.9%
            Fertilizers & Agricultural Chemicals -- 1.7%
 85,555     Monsanto Co.                                           $  6,110,338
-------------------------------------------------------------------------------
            Gold -- 1.8%
132,030     Newmont Mining Corp.                                   $  6,724,288
-------------------------------------------------------------------------------
            Industrial Gases -- 3.4%
152,670     Praxair, Inc.                                          $ 12,671,610
                                                                   ------------
            Total Materials                                        $ 25,506,236
-------------------------------------------------------------------------------
            CAPITAL GOODS -- 7.6%
            Aerospace & Defense -- 3.3%
165,255     United Technologies Corp.                              $ 12,164,421
-------------------------------------------------------------------------------
            Industrial Conglomerates -- 3.1%
138,745     3M Co.                                                 $ 11,594,920
-------------------------------------------------------------------------------
            Trading Companies & Distributors -- 1.2%
 42,400     W.W. Grainger, Inc.                                    $  4,584,288
                                                                   ------------
            Total Capital Goods                                    $ 28,343,629
-------------------------------------------------------------------------------
            TRANSPORTATION -- 2.2%
            Air Freight & Couriers -- 2.2%
128,330     United Parcel Service, Inc.                            $  8,265,735
                                                                   ------------
            Total Transportation                                   $  8,265,735
-------------------------------------------------------------------------------
            MEDIA -- 1.5%
            Movies & Entertainment -- 1.5%
161,045     Viacom, Inc. (Class B)*                                $  5,536,727
                                                                   ------------
            Total Media                                            $  5,536,727
-------------------------------------------------------------------------------
            RETAILING -- 3.3%
            Apparel Retail -- 3.3%
226,870     Ross Stores, Inc. (b)                                  $ 12,130,739
                                                                   ------------
            Total Retailing                                        $ 12,130,739
-------------------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 3.9%
            Drug Retail -- 3.9%
395,300     CVS/Caremark Corp.                                     $ 14,452,168
                                                                   ------------
            Total Food & Drug Retailing                            $ 14,452,168
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

 Shares                                                            Value
-------------------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 8.4%
            Brewers -- 1.0%
 73,800     Anheuser-Busch InBev NV                                $  3,723,210
-------------------------------------------------------------------------------
            Soft Drinks -- 6.4%
213,590     Coca-Cola Co.                                          $ 11,747,450
181,500     PepsiCo, Inc.                                            12,008,040
                                                                   ------------
                                                                   $ 23,755,490
-------------------------------------------------------------------------------
            Tobacco -- 1.0%
 71,300     Phillip Morris International, Inc.                     $  3,719,008
                                                                   ------------
            Total Food, Beverage & Tobacco                         $ 31,197,708
-------------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
            Household Products -- 1.7%
 72,040     Colgate-Palmolive Co.                                  $  6,142,130
                                                                   ------------
            Total Household & Personal Products                    $  6,142,130
-------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 10.5%
            Health Care Equipment -- 8.6%
211,945     Baxter International, Inc.                             $ 12,335,199
128,200     Covidien, Ltd.                                            6,445,896
 32,320     Edwards Lifesciences Group, Inc.*                         3,195,802
216,065     Medtronic, Inc.                                           9,729,407
                                                                   ------------
                                                                   $ 31,706,304
-------------------------------------------------------------------------------
            Health Care Services -- 1.9%
111,800     DaVita, Inc.*                                          $  7,088,120
                                                                   ------------
            Total Health Care Equipment & Services                 $ 38,794,424
-------------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 10.7%
            Biotechnology -- 2.5%
199,350     Gilead Sciences, Inc.*                                 $  9,066,438
-------------------------------------------------------------------------------
            Life Sciences Tools & Services -- 4.0%
290,830     Thermo Fisher Scientific, Inc.*                        $ 14,960,295
-------------------------------------------------------------------------------
            Pharmaceuticals -- 4.2%
 88,500     Allergan, Inc.                                         $  5,780,820
156,423     Teva Pharmaceutical Industries, Ltd.                      9,867,163
                                                                   ------------
                                                                   $ 15,647,983
                                                                   ------------
            Total Pharmaceuticals & Biotechnology                  $ 39,674,716
-------------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 1.8%
            Specialized Finance -- 1.8%
 57,965     IntercontinentalExchange, Inc.* (b)                    $  6,502,514
                                                                   ------------
            Total Diversified Financials                           $  6,502,514
-------------------------------------------------------------------------------
            INSURANCE -- 1.3%
            Property & Casualty Insurance -- 1.3%
251,730     Progressive Corp. (b)                                  $  4,805,526
                                                                   ------------
            Total Insurance                                        $  4,805,526
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     17

 Shares                                                            Value
-------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 16.7%
             Data Processing & Outsourced Services -- 5.3%
314,110      Western Union Co.                                     $  5,327,306
 56,720      MasterCard, Inc. (b)                                    14,406,880
                                                                   ------------
                                                                   $ 19,734,186
-------------------------------------------------------------------------------
             Internet Software & Services -- 4.0%
 26,130      Google, Inc.*                                         $ 14,815,971
-------------------------------------------------------------------------------
             Systems Software -- 7.4%
575,790      Microsoft Corp.                                       $ 16,853,373
414,120      Oracle Corp.                                            10,638,743
                                                                   ------------
                                                                   $ 27,492,116
                                                                   ------------
             Total Software & Services                             $ 62,042,273
-------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 13.8%
             Communications Equipment -- 6.2%
596,730      Cisco Systems, Inc.*                                  $ 15,532,882
176,210      Qualcomm, Inc.                                           7,399,058
                                                                   ------------
                                                                   $ 22,931,940
-------------------------------------------------------------------------------
             Computer Hardware -- 7.6%
 75,915      Apple Inc.*                                           $ 17,834,711
197,460      Hewlett-Packard Co.                                     10,494,999
                                                                   ------------
                                                                   $ 28,329,710
                                                                   ------------
             Total Technology Hardware & Equipment                 $ 51,261,650
-------------------------------------------------------------------------------
             SEMICONDUCTORS -- 3.2%
539,810      Intel Corp.                                           $ 12,016,169
                                                                   ------------
             Total Semiconductors                                  $ 12,016,169
-------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $284,385,903)                                   $366,300,147
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal
 Amount
-------------------------------------------------------------------------------
              TEMPORARY CASH INVESTMENTS -- 7.3%
              Securities Lending Collateral -- 7.3% (c)
              Certificates of Deposit:
$742,028      DnB NOR Bank ASA NY, 0.19%, 5/19/10                  $    742,028
 742,047      Rabobank Nederland NY, 0.19%, 7/6/10                      742,047
 742,028      Royal Bank of Canada, 0.23%, 1/21/11                      742,028
 670,793      Bank of Nova Scotia, 0.2%, 6/1/10                         670,793
 742,036      BBVA NY, 0.265%, 6/1/10                                   742,036
 225,758      BNP Paribas, 0.70%, 6/4/10                                225,758
 816,230      CBA Financial, 0.27%, 1/3/11                              816,230
                                                                   ------------
                                                                   $  4,680,920
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

-------------------------------------------------------------------------------
 Principal
 Amount                                                            Value
-------------------------------------------------------------------------------
                Commercial Paper:
$   98,189      Caterpillar Financial Services, 0.34%, 8/20/10     $     98,189
   326,484      JDCLLP, 0.15%, 4/7/10                                   326,484
   311,641      JDCLLP, 0.15%, 4/9/10                                   311,641
   519,419      BCSFUN, 0.07%, 4/1/10                                   519,419
   545,352      CATFIN, 0.17%, 4/16/10                                  545,352
   370,876      CBAPP, 0.20%, 6/7/10                                    370,876
   593,530      HNDAF, 0.17%, 5/4/10                                    593,530
   159,521      HNDAF, 0.16%, 4/22/10                                   159,521
    74,188      INDFG, 0.21%, 5/4/10                                     74,188
   890,275      INDFG, 0.20%, 5/3/10                                    890,275
   578,709      PARFIN, 0.25%, 4/19/10                                  578,709
   741,739      WSTPAC, 0.25%, 5/27/10                                  741,739
   742,008      Char FD, 0.16%, 4/7/10                                  742,008
   296,734      Ciesco, 0.19%, 5/20/10                                  296,734
   741,844      FASCO, 0.19%, 5/18/10                                   741,844
   304,081      Kithaw, 0.16%, 5/5/10                                   304,081
   445,085      Kithaw, 0.20%, 5/24/10                                  445,085
   296,752      Old LLC, 0.18%, 5/11/10                                 296,752
   296,764      Ranger, 0.18%, 5/3/10                                   296,764
   222,567      SRCPP, 0.19%, 5/6/10                                    222,567
   566,896      SRCPP, 0.17%, 4/6/11                                    566,896
   136,919      STRAIT, 0.18%, 4/1/10                                   136,919
   144,195      STRAIT, 0.18%, 5/7/10                                   144,195
   327,210      STRAIT, 0.17%, 4/26/10                                  327,210
   296,709      STRAIT, 0.20%, 6/2/10                                   296,709
   370,937      TB LLC, 0.19%, 5/10/10                                  370,937
   370,850      TB LLC, 0.23%, 6/9/10                                   370,850
   742,028      Toyota Motor Credit Corp., 0.23%, 1/10/11               742,028
   209,809      Wal Mart Stores, Inc., 0.22%, 7/1/10                    209,809
   845,385      Bank of America, 0.85%, 5/12/10                         845,385
   370,959      GE, 0.30%, 1/26/11                                      370,959
   222,728      GE Capital Corp., 0.43%, 8/20/10                        222,728
    80,324      GE Capital Corp., 0.35%, 10/21/10                        80,324
    80,870      GE Capital Corp., 0.31%, 10/6/10                         80,870
    82,753      John Deere Capital Corp., 0.33%, 7/16/10                 82,753
   628,002      JPMorgan Chase & Co., 0.57%, 9/24/10                    628,002
   672,028      CME, Inc., 0.90%, 8/6/10                                672,028
   841,361      Santander, 0.30%, 7/23/10                               841,361
   159,082      US Bancorp, 0.65%, 5/6/10                               159,082
    74,263      US Bancorp, 0.66%, 6/4/10                                74,263
   113,695      US Bancorp, 0.30%, 5/28/10                              113,695
   526,968      WFC, 0.70%, 1/24/11                                     526,968
   296,732      WFC, 0.33%, 12/2/10                                     296,732
                                                                   ------------
                                                                   $ 16,716,461
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     19

-------------------------------------------------------------------------------
 Principal
 Amount                                                            Value
-------------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
$1,083,360      Deutsche Bank, 0.02%, 4/1/10                       $  1,083,360
 2,226,083      RBS Securities, Inc., 0.01%, 4/1/10                   2,226,083
                                                                   ------------
                                                                   $  3,309,443
-------------------------------------------------------------------------------
  Shares
-------------------------------------------------------------------------------
                Time Deposits:
 1,151,332      Societe Generale, 0.12%, 4/1/10                    $  1,151,332
-------------------------------------------------------------------------------
                Money Market Mutual Fund:
 1,187,244      Dreyfus Preferred Money Market Fund                $  1,187,244
                                                                   ------------
                Total Securities Lending Collateral                $ 27,045,400
-------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $27,045,400)                                 $ 27,045,400
-------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 106.1%
                (Cost $311,431,303) (a)                            $393,345,547
-------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (6.1)%             $(22,664,590)
-------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                         $370,680,957
===============================================================================

*     Non-income producing security.

(a) At March 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $312,702,803 was as follows:

      Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost             $81,582,336
      Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value                (939,592)
                                                                    -----------
      Net unrealized gain                                           $80,642,744
                                                                    ===========

(b)   At March 31, 2010, the following securities were out on loan:

-------------------------------------------------------------------------------
    Shares     Security                                             Value
-------------------------------------------------------------------------------
      1,800    IntercontinentalExchange, Inc.*                      $   201,924
     56,100    MasterCard, Inc.                                      14,249,400
      8,000    Progressive Corp.                                        152,720
    224,600    Ross Stores, Inc.                                     12,009,362
-------------------------------------------------------------------------------
               Total                                                $26,613,406
===============================================================================

(c)   Securities lending collateral is managed by Credit Suisse, New York
      Branch.

The accompanying notes are an integral part of these financial statements.

20     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2010 aggregated $119,221,297 and $53,019,039, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 --  quoted prices in active markets for identical securities
  Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets:

                                Level 1           Level 2         Level 3  Total
Common stocks                  $366,300,147      $        --      $--      $366,300,147
Temporary cash investments               --       25,858,156       --        25,858,156
Money market mutual fund          1,187,244               --       --         1,187,244
---------------------------------------------------------------------------------------
Total                          $367,487,391      $25,858,156      $--      $393,345,547
=======================================================================================


The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     21

Statement of Assets and Liabilities | 3/31/10

ASSETS:
  Investment in securities (including securities loaned of $26,613,406)
   (cost $311,431,303)                                                      $393,345,547
  Cash                                                                         2,774,081
  Receivables --
   Investment securities sold                                                  1,845,386
   Fund shares sold                                                              483,358
   Dividends                                                                     171,240
   Due from Pioneer Investment Management, Inc.                                   54,319
  Other                                                                           26,739
-----------------------------------------------------------------------------------------
     Total assets                                                           $398,700,670
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   477,302
   Fund shares repurchased                                                       392,707
   Upon return of securities loaned                                           27,045,400
  Due to affiliates                                                               42,278
  Accrued expenses                                                                62,026
-----------------------------------------------------------------------------------------
     Total liabilities                                                       $28,019,713
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $286,363,309
  Undistributed net investment income                                             35,119
  Accumulated net realized gain on investments                                 2,368,285
  Net unrealized gain on investments                                          81,914,244
-----------------------------------------------------------------------------------------
     Total net assets                                                       $370,680,957
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $117,218,292/10,695,612 shares)                          $     10.96
  Class B (based on $4,114,012/390,683 shares)                               $     10.53
  Class C (based on $11,331,375/1,073,010 shares)                            $     10.56
  Class Y (based on $238,017,278/21,648,028 shares)                          $     10.99
MAXIMUM OFFERING PRICE:
  Class A ($10.96 [divided by] 94.25%)                                       $     11.63
=========================================================================================


The accompanying notes are an integral part of these financial statements.

22     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Statement of Operations

For the Year Ended 3/31/10



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,813)      $1,635,129
  Income from securities loaned, net                            3,720
-----------------------------------------------------------------------------------------
     Total investment income                                                 $ 1,638,849
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  865,634
  Transfer agent fees
   Class A                                                     77,193
   Class B                                                     11,505
   Class C                                                     14,846
   Class Y                                                      3,165
  Distribution fees
   Class A                                                    117,788
   Class B                                                     28,144
   Class C                                                     60,341
  Shareholder communications expense                           49,719
  Administrative reimbursements                                39,684
  Custodian fees                                               14,690
  Registration fees                                            81,258
  Professional fees                                            68,509
  Printing expense                                             44,265
  Fees and expenses of nonaffiliated trustees                   8,431
  Miscellaneous                                                33,955
-----------------------------------------------------------------------------------------
     Total expenses                                                          $ 1,519,127
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                      (176,594)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $ 1,342,533
-----------------------------------------------------------------------------------------
       Net investment income                                                 $   296,316
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $11,669,474
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $23,205,331
-----------------------------------------------------------------------------------------
  Net gain on investments                                                    $34,874,805
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $35,171,121
=========================================================================================


The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     23

Statements of Changes in Net Assets

For the Years Ended 3/31/10 and 3/31/09, respectively



                                                         Year Ended         Year Ended
                                                         3/31/10            3/31/09
FROM OPERATIONS:
Net investment income                                    $    296,316       $       952
Net realized gain (loss) on investments                    11,669,474          (381,643)
Change in net unrealized gain (loss) on investments        23,205,331        (1,161,681)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                     $ 35,171,121       $(1,542,372)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.02 and $0.00 per share, respectively)     $   (100,574)      $        --
   Class Y ($0.03 and $0.00 per share, respectively)         (161,550)               --
Net realized gain:
   Class A ($0.58 and $0.02 per share, respectively)       (3,204,686)           (8,389)
   Class B ($0.58 and $0.02 per share, respectively)         (204,281)           (1,740)
   Class C ($0.58 and $0.02 per share, respectively)         (445,947)             (856)
   Class Y ($0.58 and $0.00 per share, respectively)       (3,429,272)               --
----------------------------------------------------------------------------------------
     Total distributions to shareowners                  $ (7,546,310)      $   (10,985)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $118,798,575       $ 7,674,862
Shares issued in reorganization                           256,563,138                --
Reinvestment of distributions                               3,696,001             7,874
Cost of shares repurchased                                (45,078,140)       (2,539,146)
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                  $333,979,574       $ 5,143,590
----------------------------------------------------------------------------------------
   Net increase in net assets                            $361,604,385       $ 3,590,233
NET ASSETS:
Beginning of year                                           9,076,572         5,486,339
----------------------------------------------------------------------------------------
End of year                                              $370,680,957       $ 9,076,572
----------------------------------------------------------------------------------------
Undistributed net investment income                      $     35,119       $       927
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

                                         '10 Shares      '10 Amount          '09 Shares    '09 Amount
Class A
Shares sold                               4,873,989     $ 47,840,265           618,081     $5,309,602
Shares issued in reorganization of
  Pioneer Growth Leaders Fund             1,825,595       18,529,793                --             --
Shares issued in reorganization of
  Pioneer AmPac Growth Fund                 927,540        9,414,535                --             --
Shares issued in reorganization of
  Pioneer Growth Fund                     4,545,102       48,587,145                --             --
Reinvestment of distributions               297,677        3,093,178               672          5,278
Less shares repurchased                  (2,588,643)     (26,681,684)         (162,343)    (1,462,324)
------------------------------------------------------------------------------------------------------
   Net increase                           9,881,260     $100,783,233           456,410     $3,852,556
======================================================================================================
Class B
Shares sold                                 288,433     $  2,730,958           149,355     $1,259,676
Shares issued in reorganization of
  Pioneer Growth Leaders Fund                51,456          504,780                --             --
Shares issued in reorganization of
  Pioneer AmPac Growth Fund                  92,053          903,042                --             --
Reinvestment of distributions                17,921          179,208               238          1,740
Less shares repurchased                    (205,140)      (1,931,809)          (98,959)      (859,760)
------------------------------------------------------------------------------------------------------
   Net increase                             244,723     $  2,386,179            50,634     $  401,656
======================================================================================================
Class C
Shares sold                                 740,695     $  7,124,742           137,761     $1,105,584
Shares issued in reorganization of
  Pioneer Growth Leaders Fund                75,327          740,468                --             --
Shares issued in reorganization of
  Pioneer AmPac Growth Fund                 140,473        1,380,850                --             --
Shares issued in reorganization of
  Pioneer Growth Fund                       147,938        1,525,243                --             --
Reinvestment of distributions                34,425          344,932               144            856
Less shares repurchased                    (213,830)      (2,140,060)          (23,879)      (217,062)
------------------------------------------------------------------------------------------------------
   Net increase                             925,028     $  8,976,175           114,026     $  889,378
======================================================================================================
Class Y*
Shares sold                               6,671,391     $ 61,102,610
Shares issued in reorganization of
  Pioneer Growth Fund                    16,322,508      174,977,282
Reinvestment of distributions                 7,550           78,683
Less shares repurchased                  (1,353,421)     (14,324,587)
---------------------------------------------------------------------
   Net increase                          21,648,028     $221,833,987
=====================================================================

* Class Y shares were first publicly offered on April 8, 2009.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year         Year         Year        Year        Year
                                                                          Ended        Ended        Ended       Ended       Ended
                                                                          3/31/10      3/31/09      3/31/08     3/31/07     3/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                      $  8.25      $ 11.32      $11.26      $10.98      $11.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                             $  0.02      $  0.01      $ 0.01      $ 0.01      $(0.01)
 Net realized and unrealized gain (loss) on investments                      3.29        (3.06)       0.27        0.58        1.22
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations        $  3.31      $ (3.05)     $ 0.28      $ 0.59      $ 1.21
Distributions to shareowners:
 Net investment income                                                      (0.02)          --          --          --       (0.06)
 Net realized gain                                                          (0.58)       (0.02)      (0.22)      (0.31)      (1.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  2.71      $ (3.07)     $ 0.06      $ 0.28      $(0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 10.96      $  8.25      $11.32      $11.26      $10.98
====================================================================================================================================
Total return*                                                               40.50%      (26.95)%      2.39%       5.41%      11.10%
Ratio of net expenses to average net assets+                                 1.25%        1.25%       1.25%       1.25%       1.29%
Ratio of net investment income (loss) to average net assets+                 0.14%        0.24%       0.13%       0.03%      (0.11)%
Portfolio turnover rate                                                        45%          27%         30%         65%        102%
Net assets, end of period (in thousands)                                  $117,218     $ 6,720      $4,053      $2,194      $1,729
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                1.47%        3.94%       3.94%       5.34%       6.09%
 Net investment loss                                                        (0.07)%      (2.45)%     (2.56)%     (4.06)%     (4.91)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                1.25%        1.25%       1.25%       1.25%       1.29%
 Net investment income (loss)                                                0.14%        0.24%       0.13%       0.03%      (0.11)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


26    Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year        Year       Year        Year
                                                                          Ended       Ended      Ended       Ended      12/15/05 (a)
                                                                          3/31/10     3/31/09    3/31/08     3/31/07    to 3/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $ 8.01     $ 11.09     $11.13     $10.95     $ 10.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                       $(0.05)(c) $ (0.04)    $(0.05)    $(0.06)    $ (0.02)
 Net realized and unrealized gain (loss) on investments                      3.15       (3.02)      0.23       0.55        0.21
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $ 3.10     $ (3.06)    $ 0.18     $ 0.49     $  0.19
Distributions to shareowners:
 Net realized gain                                                          (0.58)      (0.02)     (0.22)     (0.31)         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 2.52     $ (3.08)    $(0.04)    $ 0.18     $  0.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.53     $  8.01     $11.09     $11.13     $ 10.95
====================================================================================================================================
Total return*                                                               39.09%     (27.60)%     1.51%      4.50%       1.77%(b)
Ratio of net expenses to average net assets+                                 2.15%       2.16%      2.17%      2.15%       2.15%**
Ratio of net investment loss to average net assets+                         (0.71)%     (0.67)%    (0.78)%    (0.83)%     (0.71)%**
Portfolio turnover rate                                                        45%         27%        30%        65%        102%(b)
Net assets, end of period (in thousands)                                   $4,114     $ 1,169     $1,057     $  366     $   211
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                2.53%       4.85%      5.01%      7.63%      11.90%**
 Net investment loss                                                        (1.09)%     (3.36)%    (3.62)%    (6.31)%    (10.46)%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                2.15%       2.15%      2.15%      2.15%       2.15%**
 Net investment loss                                                        (0.71)%     (0.66)%    (0.76)%    (0.83)%     (0.71)%**
====================================================================================================================================

(a) Class B shares were first publicly offered on December 15, 2005.
(b) Not annualized.
(c) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10    27

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year         Year        Year       Year
                                                                         Ended        Ended       Ended      Ended      12/15/05 (a)
                                                                         3/31/10      3/31/09     3/31/08    3/31/07    to 3/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $  8.02      $ 11.09     $11.13     $10.95     $ 10.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                     $ (0.04)(c)  $ (0.02)    $(0.05)    $(0.07)    $ (0.02)
 Net realized and unrealized gain (loss) on investments                     3.16        (3.03)      0.23       0.56        0.21
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations       $  3.12      $ (3.05)    $ 0.18     $ 0.49     $  0.19
Distributions to shareowners:
 Net realized gain                                                         (0.58)       (0.02)     (0.22)     (0.31)         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  2.54      $ (3.07)    $(0.04)    $ 0.18     $  0.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.56      $  8.02     $11.09     $11.13     $ 10.95
====================================================================================================================================
Total return*                                                              39.29%      (27.51)%     1.51%      4.50%       1.77%(b)
Ratio of net expenses to average net assets+                                2.15%        2.15%      2.17%      2.15%       2.15%**
Ratio of net investment loss to average net assets+                        (0.72)%      (0.65)%    (0.79)%    (0.86)%     (0.80)%**
Portfolio turnover rate                                                       45%          27%        30%        65%        102%(b)
Net assets, end of period (in thousands)                                 $11,331      $ 1,187     $  377     $  173     $   102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                               2.31%        4.95%      5.00%      6.85%      11.50%**
 Net investment loss                                                       (0.88)%      (3.45)%    (3.62)%    (5.56)%    (10.15)%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                               2.15%        2.15%      2.15%      2.15%       2.15%**
 Net investment loss                                                       (0.72)%      (0.65)%    (0.77)%    (0.86)%     (0.80)%**
====================================================================================================================================

(a) Class C shares were first publicly offered on December 15, 2005.
(b) Not annualized.
(c) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

-------------------------------------------------------------------------------------------
                                                                                4/08/09 (a)
                                                                                to 3/31/10
-------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                           $  8.40
-------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $  0.03
  Net realized and unrealized gain on investments                                  3.17
-------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $  3.20
 Distributions to shareowners:
  Net investment income                                                           (0.03)
  Net realized gain                                                               (0.58)
-------------------------------------------------------------------------------------------
 Net increase in net asset value                                                $  2.59
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 10.99
===========================================================================================
 Total return*                                                                    38.49%(b)
 Ratio of net expenses to average net assets+                                       0.89%**
 Ratio of net investment income to average net assets+                              0.46%**
 Portfolio turnover rate                                                              45%(b)
 Net assets, end of period (in thousands)                                       $238,017
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
  Net expenses                                                                      0.97%**
  Net investment income                                                             0.38%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
  Net expenses                                                                      0.89%**
  Net investment income                                                             0.46%**
===========================================================================================

(a) Class Y shares were first publicly offered on April 8, 2009.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     29

Notes to Financial Statements | 3/31/10

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 8, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


30     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10
reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At March 31, 2010, there were no securities that were valued using fair value methods. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     31

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2010, the Fund had a net capital loss carryforward of $413,628, which will expire in 2016 if not utilized.

   The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:


   ------------------------------------------------------------------------
                                               2010                  2009
   ------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                         $549,674                   $--
   Long-term capital gain                 6,996,636                10,985
   ------------------------------------------------------------------------
      Total                              $7,546,310               $10,985
   ========================================================================

   The following shows the components of distributable earnings on a federal income tax basis at March 31, 2010:


   ------------------------------------------------------------------------
                                                                     2010
   ------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                              $ 3,737,650
   Undistributed long-term gain                                   350,882
   Capital loss carryforward                                     (413,628)
   Unrealized appreciation                                     80,642,744
   ------------------------------------------------------------------------
      Total                                                   $84,317,648
   ========================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $40,839 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2010.


32     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

D. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required fair value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services and are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     33

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. Prior to March 5, 2010, the Fund paid management fees at the annual rate of 0.75% of the Fund's average daily net assets. For the year ended March 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.72% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15%, 2.15% and 0.85% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through August 1, 2011 for Class A, Class B, Class C and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. For the period from April 1, 2009 to March 4, 2010, PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,941 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


34     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

For the year ended March 31, 2010, such out-of-pocket expenses by class of shares were as follows:


---------------------------------------------------------------------------
 Shareholder Communications:
---------------------------------------------------------------------------
 Class A                                                            $37,082
 Class B                                                              3,322
 Class C                                                              5,048
 Class Y                                                              4,267
---------------------------------------------------------------------------
    Total                                                           $49,719
===========================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,109 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,228 in distribution fees payable to PFD at March 31, 2010.

In addition, redemptions of each class of shares (except class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2010, CDSCs in the amount of $5,618 were paid to PFD.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     35

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2010, there were no reductions to the Fund's expenses under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2010, the Fund had no borrowings under this agreement.

7. Reorganization Information

Pioneer AmPac Growth Fund and Pioneer Growth Leaders Fund were reorganized into Pioneer Fundamental Growth Fund on August 28, 2009. The purpose of this transaction was to combine three funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer AmPac Growth Fund and Pioneer Growth Leaders Fund for shares of Pioneer Fundamental Growth Fund. Shareholders holding Class A, Class B and Class C shares of Pioneer AmPac Growth Fund and Pioneer Growth Leaders Fund received Class A, Class B and Class C shares, respectively, of Pioneer Fundamental Growth Fund in the reorganization. The investment portfolio of Pioneer AmPac Growth Fund and Pioneer Growth Leaders Fund with fair values of $12,520,887 and $20,604,683, respectively, and identified costs of $10,698,313 and $12,025,727, respectively, at August 28, 2009, were the principal assets acquired by Pioneer Fundamental Growth Fund. For financial reporting purposes, assets received and shares issued by Pioneer Fundamental Growth Fund were recorded at fair value; however, the cost basis of the investments received from Pioneer AmPac Growth Fund and Pioneer Growth Leaders Fund were carried forward to align ongoing reporting of Pioneer Fundamental Growth Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:


36     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

--------------------------------------------------------------------------------------------------------------------
                         Pioneer                Pioneer                Pioneer                Pioneer
                         Fundamental            AmPac                  Growth                 Fundamental
                         Growth Fund            Growth Fund            Leaders Fund           Growth Fund
                         (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------------
 Net Assets
 Class A                  $28,059,022            $ 9,414,535            $18,529,793           $ 56,003,350
 Class B                  $ 1,829,392            $   903,042            $   504,780           $  3,237,214
 Class C                  $ 4,432,689            $ 1,380,850            $   740,468           $  6,554,007
 Class Y                  $53,101,921            $        --            $        --           $ 53,101,921
--------------------------------------------------------------------------------------------------------------------
 Total Net Assets         $87,423,024            $11,698,427            $19,775,041           $118,896,492
--------------------------------------------------------------------------------------------------------------------
 Shares
  Outstanding
 Class A                    2,756,205                660,245              2,205,631              5,509,340
 Class B                      186,516                 65,112                 68,271                330,025
 Class C                      450,767                 99,743                101,703                666,567
 Class Y                    5,220,569                     --                     --              5,220,569
 Shares Issued in
  Reorganization
 Class A                           --                927,540              1,825,595              2,753,135
 Class B                           --                 92,053                 51,456                143,509
 Class C                           --                140,473                 75,327                215,800

--------------------------------------------------------------------------------------------------------------------
                                                                         Unrealized              Accumulated
                                                                         Appreciation On         Loss On
                                                                         Closing Date            Closing Date
--------------------------------------------------------------------------------------------------------------------
 Pioneer AmPac Growth Fund                                               $1,822,574              $(722,318)
 Pioneer Growth Leaders Fund                                             $8,578,956              $ (74,937)

Assuming the reorganization had been completed on April 1, 2009, the beginning of the annual reporting period for Pioneer Fundamental Growth Fund, Pioneer Fundamental Growth Fund's pro forma results of operations for the year ended March 31, 2010, are as follows:


 Net investment income                                        $   347,132
 Net gain on investments                                      $41,184,460
 Net increase in net assets resulting from operations         $41,531,592

Pioneer Growth Fund was reorganized into Pioneer Fundamental Growth Fund on March 5, 2010. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer Growth Fund for shares of Pioneer Fundamental Pioneer Growth Fund Fund. Shareholders holding Class A, Class C and Class Y shares of Growth received Class A, Class C and Class Y shares, respectively, of Pioneer Fundamental Growth Fund in the reorganization. The investment portfolio of Pioneer Growth Fund with a fair value of $223,546,185 and an identified cost of $174,160,617 at March 5, 2010, was the principal asset acquired by Pioneer Fundamental Growth Fund. For financial reporting purposes, assets received and shares issued by Pioneer Fundamental Growth Fund were recorded at fair value; however, the cost basis of the investments received


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     37
from Pioneer Growth Fund were carried forward to align ongoing reporting of Pioneer Fundamental Growth Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:


---------------------------------------------------------------------------------------------------
                      Pioneer                  Pioneer                   Pioneer
                      Fundamental Growth Fund  Growth Fund               Fundamental Growth Fund
                      (Pre-Reorganization)     (Pre-Reorganization)      (Post-Reorganization)
 Net Assets
 Class A              $ 64,606,862             $  48,587,145              $113,194,007
 Class B              $  3,923,423             $          --              $  3,923,423
 Class C              $  9,365,490             $   1,525,243              $ 10,890,733
 Class Y              $ 62,717,492             $ 174,977,282              $237,694,774
---------------------------------------------------------------------------------------------------
 Total Net Assets     $140,613,267             $ 622,389,670              $365,702,937
---------------------------------------------------------------------------------------------------
 Shares
  Outstanding
 Class A                 6,043,893               2,696,763.0                10,588,995
 Class B                   381,743                        --                   381,743
 Class C                   908,516                    88,954                 1,056,454
 Class Y                 5,848,129                 9,756,157                22,170,636
 Shares Issued in
  Reorganization
 Class A                                           4,545,102                 4,545,102
 Class C                                             147,938                   147,938
 Class Y                                          16,322,508                16,322,508

---------------------------------------------------------------------------------------------------
                                                 Unrealized              Accumulated
                                                 Appreciation On         Loss On
                                                 Closing Date            Closing Date
---------------------------------------------------------------------------------------------------
 Pioneer Fundamental Growth                      $49,385,568             $(610,394)
Fund

Assuming the reorganization had been completed on April 1, 2009, the beginning of the annual reporting period for Pioneer Fundamental Growth Fund, Pioneer Fundamental Growth Fund's pro forma results of operations for the year ended March 31, 2010, are as follows:

 Net investment income                                           $  1,565,354
 Net gain on investments                                         $112,199,635
 Net increase in net assets resulting from operations            $113,764,989

8. Subsequent Event

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


38     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


Boston, Massachusetts
May 21, 2010

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     39

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


40     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Pioneer agreed to reduce the Fund's management fee to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion on consummation of the reorganization of Pioneer Growth Fund into the Fund.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     41
complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


42     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


44     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

Interested Trustees

--------------------------------------------------------------------------------
                               Position Held           Length of Service
Name and Age                   with the Fund           and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*       Chairman of the         Trustee since 2002.
                               Board, Trustee          Serves until a successor
                               and President           trustee is elected or
                                                       earlier retirement or
                                                       removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*      Trustee and             Trustee since 2007.
                               Executive Vice          Serves until a successor
                               President               trustee is elected or
                                                       earlier retirement or
                                                       removal.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                            by This Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Non-Executive Chairman and a Director of Pioneer Invest-               None
                            ment Management USA Inc. ("PIM-USA"); Chairman and a
                            Director of Pioneer; Chairman and Director of Pioneer Institu-
                            tional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated
                            funds; Deputy Chairman and a Director of Pioneer Global
                            Asset Management S.p.A. ("PGAM") (until April 2010); Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia) (until
                            June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                            Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of PIM USA (since February                 None
                            2007); Director and President of Pioneer and Pioneer Institu-
                            tional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since
                            March 2007); Director of PGAM (2007 - 2010); Head of
                            New Europe Division, PGAM (2000 - 2005); Head of
                            New Markets Division, PGAM (2005 - 2007)
----------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10    45

Independent Trustees

--------------------------------------------------------------------------------
                           Position Held             Length of Service
 Name and Age              with the Fund             and Term of Office
--------------------------------------------------------------------------------
David R. Bock (66)         Trustee                   Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)          Trustee                   Trustee since 2002.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.


------------------------------------------------------------------------------------------------------------------------------------
 Name and Age         Principal Occupation During Past Five Years                      Other Directorships Held by This Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Interim Chief Executive Officer, Oxford Analytica, Inc.           Director of Enterprise Community Invest-
                     (privately-held research and consulting company) (2010 -          ment, Inc. (privately-held affordable housing
                     present); Managing Partner, Federal City Capital Advisors         finance company) (1985 - present); Director
                     (corporate advisory services company) (1997 to 2004 and           of New York Mortgage Trust (publicly-traded
                     2008 - present); Executive Vice President and Chief Finan-        mortgage REIT) (2004 - 2009)
                     cial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); and Executive Vice President and
                     Chief Financial Officer, Pedestal Inc. (internet-based mort-
                     gage trading company (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial       Director of Marriott International, Inc.
                     advisory firm) (1991 - present); Managing Director, Federal       (2008 - present); Director of Discover Finan-
                     Housing Finance Board (oversight of Federal Home Loan             cial Services (credit card issuer and elec-
                     Bank system) (1989 - 1991); Vice President and Head of            tronic payment services) (2007 - present);
                     International Finance, Federal National Mortgage Association      Former Director of Briggs & Stratton Co.
                     (1988 - 1989); U.S. Alternate Executive Director, Interna-        (engine manufacturer) (2004 - 2009);
                     tional Monetary Fund (1984 - 1988); Executive Assistant to        Director of UAL Corporation (airline holding
                     Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-      company) (2006 - present); Director of
                     ment (1982 - 1984); Vice President and Team Leader in             ManTech International Corporation (national
                     Corporate Banking, Bankers Trust Co. (1976 - 1982)                security, defense, and intelligence technol-
                                                                                       ogy firm) (2006 - present); and Member,
                                                                                       Board of Governors, Investment Company
                                                                                       Institute (2007 - present); Former Director
                                                                                       of Brady Corporation (2000 - 2007); Former
                                                                                       Director of Mortgage Guaranty Insurance
                                                                                       Corporation (1991 - 2006); Former Director
                                                                                       of Millennium Chemicals, Inc. (commodity
                                                                                       chemicals) (2002 - 2005); Former Direc-
                                                                                       tor, R.J. Reynolds Tobacco Holdings, Inc.
                                                                                       (tobacco) (1999 - 2005); Former Director
                                                                                       of Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------



46    Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

--------------------------------------------------------------------------------
                                  Position Held         Length of Service
 Name and Age                     with the Fund         and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)         Trustee               Trustee since 2008.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (62)         Trustee               Trustee since 2002.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)              Trustee               Trustee since 2006.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)          Trustee               Trustee since 2002.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Stephen K. West (81)              Trustee               Trustee since 2002.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
 Name and Age               Principal Occupation During Past Five Years                  Other Directorships Held by This Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy,         Trustee, Mellon Institutional Funds Invest-
                            Harvard University (1972 - present)                          ment Trust and Mellon Institutional Funds
                                                                                         Master Portfolio (oversaw 17 portfolios in
                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary,   None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University (1999 - present);
                            and Manager of Research Operations and Organizational
                            Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc.       Director, Broadridge Financial Solutions,
                            (technology products for securities lending industry)        Inc. (2009 - present); Director,
                            (2008 - present); Private investor (2004 - 2008); and        Quadriserv, Inc. (2005 - present)
                            Senior Executive Vice President, The Bank of New York
                            (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret &      Director of New America High Income
                            Company, Inc. (investment banking firm) (1981 - present)     Fund, Inc. (closed-end investment com-
                                                                                         pany) (2004 - present); Member, Board of
                                                                                         Governors, Investment Company Institute
                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -   Director, The Swiss Helvetia Fund, Inc.
                            present); Partner, Sullivan & Cromwell LLP (prior to 1998)   (closed-end investment company); Director,
                                                                                         AMVESCAP, PLC (investment manager)
                                                                                         (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/10    47

Fund Officers

--------------------------------------------------------------------------------
                                Position Held            Length of Service and
 Name and Age                   with the Fund            Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)      Assistant                Since 2003. Serves at
                                Secretary                the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)            Treasurer                Since 2008. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)           Assistant                Since 2002. Serves at
                                Treasurer                the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)              Assistant                Since 2002. Serves at
                                Treasurer                the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
David F. Johnson (30)           Assistant                Since 2009. Serves at
                                Treasurer                the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Jean M. Bradley (57)            Chief Compliance         Since 2010. Serves at
                                Officer                  the discretion of the
                                                         Board.
--------------------------------------------------------------------------------


Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
 Name and Age               Principal Occupation During Past Five Years                     Other Directorships Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)  Vice President and Associate General Counsel of Pioneer         None
                            since January 2008 and Assistant Secretary of all of the
                            Pioneer Funds since September 2003; Vice President and
                            Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)        Vice President - Fund Accounting, Administration and Con-       None
                            trollership Services of Pioneer; and Treasurer of all of the
                            Pioneer Funds since March 2008; Deputy Treasurer of
                            Pioneer from March 2004 to February 2008; Assistant Trea-
                            surer of all of the Pioneer Funds from March 2004 to
                            February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Vice President - Fund Accounting, Administration      None
                            and Controllership Services of Pioneer; and Assistant Trea-
                            surer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Fund Accounting Manager - Fund Accounting, Administration       None
                            and Controllership Services of Pioneer; and Assistant Trea-
                            surer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)       Fund Administration Manager - Fund Accounting, Administra-      None
                            tion and Controllership Services since November 2008 and
                            Assistant Treasurer of all of the Pioneer Funds since January
                            2009; Client Service Manager - Institutional Investor Ser-
                            vices at State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance Officer of Pioneer and of all the Pioneer      None
                            Funds since March 2010; Director of Adviser and Portfolio
                            Compliance at Pioneer since October 2005; Senior Compli-
                            ance Officer for Columbia Management Advisers, Inc. from
                            October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


48    Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

                            This page for your notes.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     49

                            This page for your notes.

50     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

                            This page for your notes.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/10     51

                            This page for your notes.

52     Pioneer Fundamental Growth Fund | Annual Report | 3/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $27,900 in 2010 and approximately
$27,600 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
March 31, 2010 and 2009.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
March 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fundamental Growth Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 28, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 28, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 28, 2010

* Print the name and title of each signing officer under his or her signature.